                                                                   EXHIBIT 10.42

                                                                  EXECUTION COPY

                                 FIRST AMENDMENT

               FIRST AMENDMENT, dated as of January 31, 2001 (this "Amendment"), to (i) the Guarantee (the "2000B Guarantee"), as defined in the Participation Agreement, dated as of October 27, 2000 (as the same may be, and may have been, amended, supplemented or otherwise modified from time to time, the "2000B Participation Agreement"), among Hanover Compression Limited Partnership (formerly known as Hanover Compression Inc., "HCC"), Hanover Equipment Trust 2000B, (the "2000B Lessor"), Bank Hapoalim B.M. and FBTC Leasing Corp., as investors, the lenders parties thereto (the "2000B Lenders") and The Chase Manhattan Bank, a New York banking corporation, as the agent for the 2000B Lenders (the "Agent"), (ii) the Guarantee (the "2000A Guarantee"), as defined in the Participation Agreement, dated as of March 13, 2000 (as the same may be, and may have been, amended, supplemented or otherwise modified from time to time, the "2000A Participation Agreement"), among HCC, Hanover Equipment Trust 2000A (the "2000A Lessor"), First Union National Bank and Scotiabanc Inc., as investors, the lenders parties thereto (the '2OOOA Lenders") and the Agent, as agent for the 2000A Lenders, (iii) the Guarantee (the "1999 Guarantee"), as defined in the Participation Agreement, dated as of June 15, 1999 (as the same may be, and may have been, amended, supplemented or otherwise modified from time to time, the "1999 Participation Agreement"), among HCC, Hanover Equipment
Trust 1999A (the "1999 Lessor"), Societe Generale Financial Corporation and FBTC Leasing Corp., as investors, the lenders parties thereto (the "1999 Lenders") and the Agent, as agent for the 1999 Lenders, (iv) the Guarantee (the "1998 Guarantee"), as defined in the Participation Agreement, dated as of July 22, 1998 (as the same may be, and may have been, amended, supplemented or otherwise modified from time to time, the "1998 Participation Agreement"), among HCC, Hanover Equipment Trust 1998A (the "1998 Lessor"), Societe Generale Financial Corporation, as investor, the lenders parties thereto (the "1998 Lenders") and the Agent, as agent for the 1998 Lenders, and (v) the Amended and Restated Senior Credit Agreement (as the same may be, and may have been, amended, supplemented or otherwise modified from time to time, the "Senior Credit Agreement"), dated March 13, 2000, among Hanover Compressor Company ("Holdings"), HCC, the Agent and the lenders parties thereto (the "Senior Credit Lenders"). The 2000B Participation Agreement, the 2000A Participation Agreement, the 1999 Participation Agreement and the 1998 Participation Agreement are collectively hereinafter referred to as the "Participation Agreements". The 2000B Guarantee, the 2000A Guarantee, the 1999 Guarantee and the 1998 Guarantee are collectively hereinafter referred to as the "Synthetic Guarantees".

                              W I T N E S S E T H:

               WHEREAS, Holdings and HCC have requested that the Agent and the Required Lenders under each of the Synthetic Guarantees and the Senior Credit Agreement amend certain covenants in and add a defined term to each of the Synthetic Guarantees and the Senior Credit Agreement; and

               WHEREAS, the Agent and the Required Lenders under each of the Synthetic Guarantees and the Senior Credit Agreement are agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

               NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

               I. Defined Terms. As used in this Amendment, terms defined in the preamble hereof and the recitals hereto are used herein as so defined, terms defined in any of the Participation Agreements and the Senior Credit Agreement and not defined herein are used herein as therein defined and the following terms shall have the following meanings:

               "Guarantor" shall mean a Guarantor under any of the Synthetic Guarantees or the Senior Credit Agreement.

               II. Amendments to the Senior Credit Agreement and the Synthetic Guarantees.

               1. Amendment to Subsection 1.1 of the Senior Credit Agreement and Subsection 1(b) of each of the Synthetic Guarantees. (a) Each of Subsection
1.1 of the Senior Credit Agreement and Subsection l(b) of each of the Synthetic Guarantees is hereby amended by inserting therein in alphabetical order the following defined term and definition:

                    "2008 Notes": convertible notes to be offered and issued by Holdings in an aggregate principal amount not to exceed $172,500,000, due 2008 and having terms substantially similar to those reflected in the draft term sheet attached hereto as Annex A.

               (b) Subsection 1.1 of the Senior Credit Agreement is hereby amended by deleting therefrom the definition of the following defined term in its entirety and substituting in place thereof the following:

                    "Qualified Subsidiary": each Subsidiary of HCC organized under a jurisdiction of the United States and having assets located primarily in the United States.

               2. Amendment to Subsection 8.2 of the Senior Credit Agreement and Subsection 11.2 of each of the Synthetic Guarantees. Each of Subsection 8.2 of the Senior Credit Agreement and Subsection 11.2 of each of the Synthetic Guarantees is hereby amended by (w) deleting the word "and" that appears at the end of paragraph (i) thereof, (x) replacing the "(i)" that appears in the middle of paragraph (j) with "(j)", (y) replacing "(j)" as the label for paragraph (j) with "(k)" and (z) inserting the following after paragraph (i):

                    (j) Indebtedness in respect of the 2008 Notes; and

               3. Amendment to Subsection 8.5 of the Senior Credit Agreement and Subsection 11.5 of each of the Synthetic Guarantees. (a) Each of Subsection 8.5(b) of the Senior Credit Agreement and Subsection 11.5(b) of each of the Synthetic Guarantees is hereby amended by inserting the following immediately after the word "Person" therein: "other than HCC".

               (b) Each of Subsection 8.5(c) of the Senior Credit Agreement and Subsection 11.5(c) of each of the Synthetic Guarantees is hereby amended by deleting "Holdings or" therefrom.

               (c) Each of Subsection 8.5(d) of the Senior Credit Agreement and Subsection 11.5(d) of each of the Synthetic Guarantees is hereby amended by inserting the following immediately after each occurrence of the word "Person" therein: "other than Holdings".

               4. Amendment to Subsection 8.8 of the Senior Credit Agreement and Subsection 11.8 of each of the Synthetic Guarantees. Each of Subsection 8.8 of the Senior Credit Agreement and Subsection 11.8 of each of the Synthetic Guarantees is hereby amended by (x) deleting the word "and" that appears before clause (vi) thereof and (y) adding the following new clause (vii) to the end thereof:

                    and (vii) Subsidiaries of Holdings may declare and pay dividends, or make distributions, to Holdings to the extent necessary to allow Holdings to pay interest on, or redeem, the 2008 Notes.

               5. Amendment to Subsection 8.11 of the Senior Credit Agreement and Subsection 11.11 of each of the Synthetic Guarantees. Each of Subsection
8.11 of the Senior Credit Agreement and Subsection 11.11 of each of the Synthetic Guarantees is hereby amended by deleting clause (ii) in its entirety therefrom and inserting in place thereof the following:

                    (ii) make any optional payment or prepayment in excess of $10,000,000 during any calendar year on or redemption of any Indebtedness other than (a) redemptions of any portion of the 2008 Notes pursuant to the terms thereof, including, without limitation, the terms of any indenture in respect thereof, (b) redemptions of any portion of the TIDES Debentures pursuant to the TIDES Indenture or redemptions of any portion of the TIDES pursuant to the TIDES Declaration of Trust or (c) any optional payment, prepayment or redemption of any Indebtedness pursuant to the Corporate Credit Agreement or the Equipment Lease Credit Agreements or

               6. Amendment to Subsection 8.16 of the Senior Credit Agreement and Subsection 11.16 of each of the Synthetic Guarantees. (a) Subsection 8.16 of the Senior Credit Agreement is hereby amended by (x) deleting the entire portion of such subsection that follows the period immediately after the subsection heading ("Nature of Business") and (y) substituting in place thereof the following:

               (A) In the case of any Subsidiary, engage in any business other than (a) the leasing, maintenance, purchase, sale and operation of natural gas compressor units and oil and gas production equipment, (b) the design, engineering and fabrication of natural gas compressor units, (c) the design, engineering and fabrication of oil and gas production equipment, (d) the provision of contract compression and related services, (e) the provision of gas metering services as contemplated under the HMS Transactions,
               (f) the provision of gas measurement and related services, (g) the design, engineering, fabrication, maintenance, leasing, purchase and sale of 0- to 50-megawatt skid-mounted, engine-driven generators, together with services related thereto and (h) any activities related thereto which are consistent with past practice and conducted in the ordinary course of business; and (B) in the case of Holdings, notwithstanding anything to the contrary contained herein, engage in any business other than (a) the direct or indirect ownership of HCC together with any activities related thereto, (b) the performance of its obligations under the Loan Documents, (c) the performance of its obligations under the 2008 Notes, (d) the performance of its obligations in connection with the TIDES, including, without limitation, its obligations under the TIDES Indenture, the TIDES Guarantees and the TIDES Declaration of Trust, (e) the formation and ownership of Subsidiaries for the purpose of making acquisitions to the extent permitted under the Loan Documents and (f) any actions required by law or the rules of any securities exchange on which its securities are listed and/or traded.

               (b) Subsection 11.16 of each of the Synthetic Guarantees is hereby amended by (x) deleting the entire portion of such subsection that follows the period immediately after the subsection heading ("Nature of Business") and (y) substituting in place thereof the following:

               (A) In the case of any Subsidiary, engage in any business other than (a) the leasing, maintenance, purchase, sale and operation of natural gas compressor units and oil and gas production equipment, (b) the design, engineering and fabrication of natural gas compressor units, (c) the design, engineering and fabrication of oil and gas production equipment, (d) the provision of contract compression and related services, (e) the provision of gas metering services as contemplated under the HMS Transactions,
               (f) the provision of gas measurement and related services, (g) the design, engineering, fabrication, maintenance, leasing, purchase and sale of 0- to 50-megawatt skid-mounted, engine-driven generators, together with services related and (h) any activities related thereto which are consistent with past practice and conducted in the ordinary course of business; and
               (B) in the case of Holdings, notwithstanding anything to the contrary contained herein, engage in any business other than (a) the direct or indirect ownership of HCC together with any activities related thereto, (b) the performance of its obligations under the Operative Agreements, (c) the performance of its obligations under the 2008 Notes, (d) the performance of its obligations in connection with the TIDES, including, without limitation, its obligations under the TIDES Indenture, the TIDES Guarantees and the TIDES Declaration of Trust, (e) the formation and ownership of Subsidiaries for the purpose of making acquisitions to the extent permitted under the Operative Agreements and (f) any actions required by law or the rules of any securities exchange on which its securities are listed and/or traded.

               7.   Amendment to Section 9 of the Senior Credit Agreement.
Section 9 of the Senior Credit Agreement is hereby amended by deleting the word "Holdings" from paragraph (a) of such Section 9 and inserting "HCC" in place thereof.

               8. Amendment to the Senior Credit Agreement and each of the Synthetic Guarantees. The Senior Credit Agreement and each of the Synthetic Guarantees are hereby amended by substituting each of the schedules attached hereto under Annex B, which schedules are satisfactory to the Agent, for its counterpart schedule to the Senior Credit Agreement or each of the Synthetic Guarantees, as the case may be.

               III. Change in Name and Form of HCC. Holdings and HCC hereby represent and warrant that, pursuant to the Restructuring, on December 29, 2000, the successor in interest to Hanover Compression Inc., a Delaware corporation, merged with and into Hanover Compression Limited Partnership, a Delaware limited partnership, and that such limited partnership succeeded to all of HCC's assets and obligations.

               IV.  General.

               1. Effectiveness. This Amendment shall become effective upon fulfillment of the following conditions precedent: (a) Holdings and HCC shall have delivered to the Agent duly executed copies of this Amendment, (b) the Guarantors (other than Holdings or HCC) shall have delivered to the Agent duly executed copies of this Amendment, (c) the Agent shall have received duly executed copies of this Amendment from the Required Lenders, and (d) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment.

               2. Representations and Warranties. Holdings, HCC and each of the other Guarantors hereby represent and warrant that the representations and warranties contained in each of the Participation Agreements and the Operative Agreements will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof (except those which expressly speak as of a certain date).

               3. Continuing Effect of the Senior Credit Agreement, Participation Agreements and Operative Agreements. This Amendment shall not constitute an amendment or waiver of any other provision of the Senior Credit Agreement, the Loan Documents or the Operative Agreements (as defined in each of the Synthetic Guarantees) not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of HCC, Holdings, the 2000B Lessor, the 2000A Lessor, the 1999 Lessor, the 1998 Lessor or the other Guarantors that would require a waiver or consent of the Agent and/or the 2000B Lenders, the 2000A Lenders, the 1999 Lenders or the 1998 Lenders. Except as expressly amended hereby, the provisions of each of the Senior Credit Agreement, the Loan Documents and the Operative Agreements (as defined in each of the Synthetic Guarantees) are and shall remain in full force and effect.

               4. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

               5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               6. Expenses. Holdings and HCC agree to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Agent.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              HANOVER COMPRESSOR COMPANY, as a signatory to the Senior Credit Agreement and as a Guarantor

                              By:  /s/ William S. Goldberg
                                   --------------------------------------
                                   Name:  William S. Goldberg
                                   Title: Executive Vice President

                              HANOVER COMPRESSION LIMITED PARTNERSHIP
                              (formerly known as Hanover Compression Inc.), as a signatory to the Senior Credit Agreement and as a Guarantor

                              By: Hanover Compression General Holdings, LLC, its general partner

                              By:  /s/ William S. Goldberg
                                   --------------------------------------
                                   Name:  William S. Goldberg
                                   Title: President

                              HANOVER/SMITH LIMITED PARTNERSHIP, as a
                              Guarantor

                              By:  Hanover General Holdings, Inc.,
                              its general partner

                              By:  /s/ William S. Goldberg
                                   --------------------------------------
                                   Name:  William S. Goldberg
                                   Title: Executive Vice President

                              HANOVER MAINTECH LIMITED PARTNERSHIP, as a
                              Guarantor

                              By:  Hanover General Holdings, Inc.,
                              its general partner

                              By:  /s/ William S. Goldberg
                                   --------------------------------------
                                   Name:  William S. Goldberg
                                   Title: Executive Vice President

                              HANOVER LAND LIMITED PARTNERSHIP, as a
                              Guarantor

                              By:  Hanover General Holdings, Inc.,
                                   its general partner

                              By:  /s/ William S. Goldberg
                                   --------------------------------------
                                   Name:  William S. Goldberg
                                   Title: Executive Vice President

                              HANOVER COMPRESSOR LIMITED HOLDINGS, LLC

                              By:  Hanover General Holdings, Inc., as sole
                                   member

                              By:  /s/ William S. Goldberg
                                   --------------------------------------
                                   Name:  William S. Goldberg
                                   Title: President

                         THE CHASE MANHATTAN BANK, as Agent, a 2000B
                         Lender, 2000A Lender, 1999 Lender, 1998 Lender, and Senior Credit Lender

                         By: /s/ Mona M. Foch
                             ---------------------------------
                             Name:    MONA M. FOCH
                             Title: MANAGING DIRECTOR

                         THE BANK OF TOKYO MITSUBISHI LIMITED, as a
                         2000B Lender

                         By: /s/ Kalton Glasscock
                             -----------------------------------
                             Name:  Mr. Kalton Glasscock
                             Title: Vice President & Manager

                         CITIBANK, N.A., as a 2000B Lender

                         By: /s/ Gregory S. Morzanq
                             --------------------------------------
                             Name:  GREGORY S. MORZANQ
                             Title: Vice President

                         FIRST UNION NATIONAL BANK, as a 2000A Lender, 1998 Lender, and Senior Credit Lender

                         By: /s/ Robert R. Wetteroff
                             --------------------------------------
                             Name:   ROBERT R. WETTEROFF
                             Title:  SENIOR VICE PRESIDENT

                         GUARANTY FEDERAL BANK, F.S.B., as a 2000B
                         Lender and Senior Credit Lender

                         By: /s/ Jim R. Hamilton
                             --------------------------------------
                             Name:   Jim R. Hamilton
                             Title:  Vice President

                         NATIONAL WESTMINSTER BANK Plc, NASSAU
                         BRANCH, as a 2000B Lender

                         By: /s/ Kevin J. Howard
                             ----------------------------------
                             Name:  KEVIN J. HOWARD
                             Title: MANAGING DIRECTOR

                         NATIONAL WESTMINSTER BANK Plc, NEW YORK
                         BRANCH, as a 2000B Lender

                         By: /s/ Kevin J. Howard
                             -----------------------------------
                             Name:   KEVIN J. HOWARD
                             Title:  MANAGING DIRECTOR

                         BANK OF SCOTLAND, as a 1999 Lender

                         By: /s/ Joseph Fratus
                             -------------------------
                             Name:  JOSEPH FRATUS
                             Title: VICE PRESIDENT

                         BNP PARIBAS, as a 2000A Lender, 1999 Lender, and Senior Credit Lender

                         By: /s/ Marian Livingston
                             -----------------------------------------
                             Name:  Marian Livingston
                             Title: Vice President

                         By: /s/ Betsy Jocher
                             -----------------------------------------
                             Name:  Betsy Jocher
                             Title: Vice President

                         CREDIT LYONNAIS NEW YORK BRANCH, as a 1999
                         Lender, 1998 Lender, and Senior Credit Lender

                         By: /s/ Philippe Soustra
                             -----------------------------------
                             Name:  Philippe Soustra
                             Title: Senior Vice President

                         DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
                         AG, as a 2000A Lender and 1999 Lender

                         By: /s/ [ILLEGIBLE]
                             -------------------------------
                             Name:  [ILLEGIBLE]
                             Title: Vice President

                         By: /s/ Richard W. Wilbert
                             ------------------------------
                             Name:  RICHARD W. WILBERT
                             Title: Vice President

                         SUNTRUST BANK, as a 2000B Lender, 2000A Lender, 1999 Lender and 1998 Lender

                         By: /s/ Steven J. Newby
                             -------------------------------------
                             Name:    Steven J. Newby
                             Title:   Vice President

                         DRESDNER BANK AG, NEW YORK AND GRAND
                         CAYMAN BRANCHES, as a 1998 Lender

                         By: /s/ Vincent Carotenuto
                             --------------------------------------
                             Name:   VINCENT CAROTENUTO
                             Title:  ASSISTANT VICE PRESIDENT

                         By: /s/ B. Craig Erickson
                             ---------------------------------------
                             Name:   B. CRAIG ERICKSON
                             Title:  Vice President

                         BANK ONE, N.A. (formerly known as The First National Bank of Chicago), as a 1998 Lender, 1999 Lender, and 2000A Lender

                         By: /s/ [ILLEGIBLE]
                             ----------------------------------------
                             Name:    [ILLEGIBLE]
                             Title:   VICE PRESIDENT

                         THE INDUSTRIAL BANK OF JAPAN, LTD., NEW YORK BRANCH, as a 2000B Lender, 2000A Lender and 1999 Lender

                         By: /s/ Ryusuke Aya
                             ---------------------------------------------
                             Name:  Ryusuke Aya
                             Title: Senior Vice President, Houston Office

                         SOCIETE GENERALE, SOUTHWEST AGENCY, as a
                         1999 Lender and 1998 Lender

                         By: /s/ Mark A. Cox
                             -----------------------------------
                             Name:   MARK A. COX
                             Title:  DIRECTOR

                         WELLS FARGO BANK (TEXAS) N.A., as a 1999 Lender and Senior Credit Lender

                         By: /s/ Spencer N. Smith
                             -----------------------------------
                             Name:   Spencer N. Smith
                             Title:  Vice President

                         CREDIT SUISSE FIRST BOSTON, as a 2000B Lender and 2000A Lender

                         By:  /s/ James P. Moran
                             ------------------------------------
                             Name:   JAMES P. MORAN
                             Title:     DIRECTOR

                         By: /s/ Robert N. Finney
                             ------------------------------------
                             Name:   Robert N. Finney
                             Title:  Managing Director

                         NATEXIS BANQUES POPULAIRES, as a 2000A Lender

                         By: /s/ Donovan C. Broussard
                             ------------------------------------
                             Name:   Donovan C. Broussard
                             Title:     Vice President

                         By: /s/ Louis P. Laville, III
                             ------------------------------------
                             Name:   Louis P. Laville, III
                             Title:  Vice President and Group Manager

                         NATIONAL CITY BANK, as a 2000A Lender

                         By: /s/ Tom Gurbach
                             ------------------------------------
                             Name:   Tom Gurbach
                             Title:  Vice President

                         ARAB BANKING CORPORATION (B.S.C.), as a 2000B
                         Lender

                         By:  /s/ [ILLEGIBLE]
                             ---------------------------------------
                             Name:  [ILLEGIBLE]
                             Title: Vice President

                                     ANNEX A

         SUMMARY TERMS OF $150,000,000 CONVERTIBLE NOTE OFFERING (DRAFT)

--------------------------------------------------------------------------------
Securities offered            $150,000,000 aggregate principal amount of ___%
                              convertible notes due _____, 2008. We have also
                              granted the underwriters an over-allotment option
                              to purchase up to an additional $22,500,000
                              aggregate principal amount of convertible notes.
--------------------------------------------------------------------------------
Offering price                100% of the principal amount of the convertible
                              notes, plus accrued interest, if any, from the
                              date of original issuance of the convertible
                              notes, which we expect to be ________, 2001.
--------------------------------------------------------------------------------
Interest payable              We will pay interest on the convertible notes
                              semi-annually on ________ and ________ of each
                              year, commencing ________, 2001.
--------------------------------------------------------------------------------
Conversion                    The convertible notes are convertible at the
                              option of the holder into shares of our common
                              stock, at any time before the close of business on
                              the business day immediately preceding the
                              maturity date, unless we have previously redeemed
                              or repurchased the notes, at a conversion rate of
                              ________ shares of common stock per $1,000
                              principal amount of convertible notes. The
                              conversion rate is subject to anti-dilution
                              adjustment in certain events.
--------------------------------------------------------------------------------
Optional redemption by the    On or after ________, 2004, we have the right at
issuer                        any time to redeem some or all of the convertible
                              notes, unless we have previously converted the
                              notes, at the redemption prices set forth in this
                              prospectus plus accrued and unpaid interest to the
                              redemption date.
--------------------------------------------------------------------------------
Repurchase at the option of   If we experience a change in control, a holder of
holders upon a change in      convertible notes will have the right, subject to
control                       certain conditions and restrictions, to require us
                              to repurchase some or all of the convertible notes
                              at a price equal to 100% of the principal amount
                              plus accrued and unpaid interest to the repurchase
                              date.
--------------------------------------------------------------------------------
Ranking                       The convertible notes are our general unsecured
                              obligations and will rank equally in right of
                              payment will all of our other unsecured senior
                              debt. The convertible notes will be effectively
                              subordinated to all existing and future
                              liabilities of our subsidiaries. As of September
                              30, 2000, our subsidiaries had approximately
                              $________ of debt outstanding.
--------------------------------------------------------------------------------
Use of proceeds               We intend to use the net proceeds from
                              this offering and our concurrent offering of
                              common stock to repay [a portion of] the
                              indebtedness outstanding under our bank credit
                              agreement and for working capital and other
                              general purposes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Events of default             Events of default include:

                                   .    failure to pay principal of or premium,
                                        if any, on any of the convertible notes
                                        when due;

                                   .    failure to pay interest on any of the
                                        convertible notes within 30 days after
                                        payment becomes due;

                                   .    failure to perform or comply with
                                        certain covenants in the indenture with
                                        respect to the convertible notes, and
                                        such failure is not cured within 60 days after we are given notice of such failure;

                                   . failure by us or any of our subsidiaries to pay when due, or the acceleration of the due date of, more than $10 million of indebtedness for money borrowed, and such failure continues for 60 days after we are given notice of such failure as provided in the indenture;

                                   . certain events of bankruptcy, insolvency or reorganization of our company;

                                   .    failure to provide the required notice
                                        of any change in control or to pay the
                                        repurchase price in connection with a
                                        change in control; and

                                   .    failure to convert any portion of the
                                        principal amount of a convertible note
                                        following exercise by its holder of the
                                        right to convert such convertible note.
--------------------------------------------------------------------------------
Listing  of convertible       The convertible notes will not be listed on any
notes                         securities exchange or any automated quotation
                              system. The underwriters have advised us that they
                              currently intend to make a market in the
                              convertible notes. However, the underwriters are
                              not obligated to do so, and any such market making
                              may be discontinued at any time at the sole
                              discretion of the underwriters without notice.
--------------------------------------------------------------------------------
Global note; book-entry       We will issue the convertible notes only in book-
system                        entry form, registered in the name of DTC or its
                              nominee. Purchasers will not receive individually
                              certificated notes. Instead, the convertible notes
                              will be evidenced by a global note, in fully
                              registered form and without coupons, and deposited
                              with the trustee, as custodian for DTC. The
                              interest of any holder in the global note will be
                              shown on, and transfers of that interest will be
                              effected only through, records maintained by DTC
                              and its direct and indirect participants.
--------------------------------------------------------------------------------
Governing law                 The indenture and the convertible notes will
                              be governed by the laws of the State of New York.
--------------------------------------------------------------------------------
Risk factors                  You should read the "Risk Factors" section,
                              beginning on page__, as well as the other
                              cautionary statements described in this prospectus
                              so that you understand the risks associated with
                              an investment in the convertible notes.
--------------------------------------------------------------------------------

                                     ANNEX B

                     HANOVER COMPRESSION LIMITED PARTNERSHIP

                          AMENDED DISCLOSURE SCHEDULES

                      SCHEDULE 5.16 AND 9.15: ENVIRONMENTAL

(1) Bryan, Texas (4511 Highway 21 E, Bryan, Texas): Preliminary Phase II surface soil and water testing revealed elevated levels of TPH and metals in the soils from the operations of a prior owner/operator. Hanover Compression Limited Partners ("HCLP") alerted the lessor to these test results.

(2) Columbus, Texas (Rt. 2, Box 179, Alleyton, Texas): A prior owner/operator of this facility released TPH and metals into the soil at the property. HCLP conducted remedial activities at the property pursuant to the State of Texas voluntary cleanup program.

(3) Corpus Christi, Texas (455 Lantana, Corpus Christi, TX): Soil staining exists on the property from the operations of a neighboring business.

(4) Davis, Oklahoma (100 Halliburton Road, Rt. 2, Box 151, Davis, Oklahoma): Phase I and II testing at the property revealed chlorinated hydrocarbons in both the soil and groundwater. The prior property owner engaged in remedial activities at the facility.

(5) Edmonton, Alberta (6115 30th St., Edmonton, Alberta): An underground storage tank is being utilized at this facility for the storage of hydro-test water. There may be some associated leakage from this tank and it may not be in full compliance with environmental laws.

(6) Houston, Texas (825 South Loop West, Houston, Texas): A preliminary Phase II investigation at the property revealed limited soil and groundwater contamination. The lessor accepted responsibility for the contamination and has submitted a Voluntary Cleanup Plan Application to the State of Texas.

(7) Lakewood, NY (4477 Gleason Rd., Lakewood, NY): The previous owner, Columbia Gas, was bound by a Consent Decree to remedy certain environmental contamination at this facility.

(8) Victoria, TX (1203 Industrial Park, Victoria, TX): A Phase I revealed several areas of contaminated soil at this facility. HCLP removed and disposed of such materials at a licensed disposal facility.

(9) Limited hydrocarbon contamination exists around some of the compressors currently owned/operated by HCLP. The compressor packages and/or production equipment can impact environmental conditions either through air emissions and/or soil contamination.

(10) Several of HCLP's operations generate hazardous wastes via parts washing vats, caustic vats, packaging, cleaning and/or paint operations.

(11) HCLP may not be in full compliance with Environmental Laws at newly-acquired facilities. HCLP's practice is to evaluate and address non-compliance issues promptly after acquiring new properties or leases.

             SCHEDULE 8.3(n) AND 11.3(n): ADDITIONAL EXISTING LIENS

HANOVER COMPRESSION INC. (n/k/a Hanover Compression Limited Partnership)

1. Liens in favor of Wells Fargo granted pursuant to the Wells Fargo Credit Agreement.

2. Hanover Compression Inc. ("HCI") granted Houston Pipe Line Company an option to repurchase all or a portion of the property that it sold to HCI pursuant to Purchase Agreement, dated as of September 29, 1997, between HCI and Houston Pipe Line Company. Under this Purchase Agreement, HCI cannot transfer the property prior to the date on which Houston Pipe Line Company's option right to repurchase may be exercised without its prior written consent.

3. HCI granted Houston Pipe Line Company an option to repurchase all or a portion of the property that it sold to HCI pursuant to Purchase Agreement, dated as of March 1, 1998, between HCI and Houston Pipe Line Company. Under this Purchase Agreement, HCI cannot transfer the property prior to the date on which Houston Pipe Line Company's option right to repurchase may be exercised without its prior written consent.

4. HCI granted Houston Pipe Line Company an option to repurchase all or a portion of the property that it sold to HCI pursuant to Purchase Agreement, dated as of June 24, 1999, between HCI and Houston Pipe Line Company. Under this Purchase Agreement, HCI cannot transfer the property prior to the date on which Houston Pipe Line Company's o option right to repurchase may be exercised without its prior written consent.

5. HCI granted Houston Pipe Line Company an option to repurchase all or a portion of the property that it sold to HCI pursuant to Purchase Agreement, dated as of March 31, 2000, between HCI and Houston Pipe Line Company. Under this Purchase Agreement, HCI cannot transfer the property prior to the date on which Houston Pipe Line Company's option right to repurchase may be exercised without its prior written consent.

6. Certain natural gas compression units are subject to purchase options in accordance with the terms of the respective leases pursuant to which HCI leases each such unit to third parties.

HANOVER COMPRESSOR COMPANY (n/k/a Hanover Compression Limited Partnership)

1. True lease filing evidenced by Financing Statement No. 058574 filed with the Oklahoma County, Oklahoma Clerk listing GECC as secured party and the Hanover Compressor Company as debtor filed pursuant to the lease by Hanover Compressor Company of Gas Compressors from GECC.

2. True lease filing evidenced by Financing Statement No. 0004920 filed with the Oklahoma County, Oklahoma Clerk listing Joe Gregor, as secured party, Snap On Tool, as assignee, and Hanover Compressor Company as debtor against a PBC-55 Washer.

3. Lien evidenced by Financing Statement No. 97-00071781 filed with the Secretary of State of Texas listing Ikon Office Solutions as secured party and Hanover Compressor Company as debtor filed against one Sharp fax machine.

4. Lease evidenced by Financing Statement No. 98-103465 filed with the Secretary of State of Texas listing Ikon Office Solutions as secured party and Hanover Compressor Company as debtor filed against one Canon L9000.

5. True lease filing evidenced by Financing Statement No. 97-00085459 filed with the Secretary of State of Texas listing Associate Leasing, Inc. as secured party and Hanover Compressor Company as debtor filed against all Motorola equipment and all equipment leased by Associate Leasing, Inc.

6. Lease evidenced by Financing Statement No. 99-237802 filed with the Secretary of State of Texas listing General Electric Capital Corporation as secured party and Hanover Compressor Company as debtor filed against four Caterpillar gas compressors and one Waukesha gas compressor.

7. Lease evidenced by Financing Statement No. 99-218408 filed with the Secretary of State of Texas listing Minolta Business Systems as secured party and Hanover Compressor Company as debtor filed against three Minolta DI 350 Copiers and two Minolta DI 250 Copiers.

8. Lease evidenced by Financing Statement No. 99-225986 filed with the Secretary of State of Texas listing Minolta Business Systems as secured party and Hanover Compressor Company as debtor filed against one Minolta DI 620 Digital Copier.

9. Lease evidenced by Financing Statement No. 99-226584 filed with the Secretary of State of Texas listing Minolta Business Systems as secured party and Hanover Compressor Company as debtor filed against one Minolta CF 910 Color Copier, one Minolta Fiery X2E Controller.

10. Lease evidenced by Financing Statement No. 00-533200 filed with the Secretary of State listing Minolta Business Systems as secured party and Hanover Compressor Company as debtor filed against one Minolta DI 520 Copier, one Minolta DI 350 Copier.

THE HANOVER COMPANY a/k/a HANOVER COMPRESSION INC. (n/k/a Hanover Compression Limited Partnership)

1. True lease filing evidenced by Financing Statement No. 98-258479 filed with the Secretary of State of Texas listing Minolta Business Systems, Inc. as secured party and The Hanover Company as debtor filed pursuant to the lease by The Hanover Company of equipment from Minolta.

2. True lease filing evidenced by Financing Statement No. 95-00055240 filed with the Secretary of State of Texas listing Pitney Bowes Credit Corp. as secured party and The Hanover Company as debtor filed pursuant to the lease by The Hanover Company of equipment from Pitney Bowes.

3. True lease filing evidenced by Financing Statement No. 96-00162832 filed with the Secretary of State of Texas listing Pitney Bowes Credit Corp. as secured party and The Hanover Company as debtor filed pursuant to the lease by The Hanover Company of equipment from Pitney Bowes.

4. Lien evidenced by Financing Statement No. 96-00012471 filed with the Secretary of State of Texas listing Global Services, Inc. as secured party and The Hanover Company as debtor filed against a Canon color copier.

MAINTECH ENTERPRISES, INC. (n/k/a Hanover Maintech Limited Partnership).

1. Lien evidenced by Financing Statement No. 95-00096087 filed with the Secretary of State of Texas listing C. Jim Stewart & Stevenson, Inc. as secured party and Maintech

          Enterprises, Inc. ("MEI") as debtor filed against a forklift and an order-picker.

2. Lien evidenced by Financing Statement No. 95-00153342 filed with the Secretary of State of Texas listing C. Jim Stewart & Stevenson, Inc. as secured party and MEI as debtor filed against two lift trucks.

3. Lien evidenced by Financing Statement No. 95-00167108 filed with the Secretary of State of Texas listing Safeco Credit Company as secured party and MEI as debtor filed against a forklift.

HANOVER MAINTECH, INC. (n/k/a Hanover Maintech Limited Partnership)

1. True lease filing evidenced by Financing Statement No. 96-0044340 filed with the Secretary of State of Texas listing Pitney Bowes Credit Corp. as secured party and Hanover Maintech, Inc. ("HMI") as debtor filed pursuant to the lease by HMI of equipment from Pitney Bowes.

2. True lease filing evidenced by Financing Statement No. 96-0061451 filed with the Secretary of State of Texas listing Pitney Bowes Credit Corp. as secured party and HMI as debtor filed pursuant to the lease by HMI of equipment from Pitney Bowes.

3. True lease filing evidenced by Financing Statement No. 95-00167108 filed with the Secretary of State of Texas listing Safeco Credit Company, Inc. d/b/a Safeline Leasing as secured party and HMI as debtor pursuant to the lease by HMI from Safeline Leasing.

HANOVER/SMITH, INC. (n/k/a Hanover/Smith Limited Partnership)

1. Lien evidenced by Financing Statement No. 95-00105634 filed with the Secretary of State of Texas listing Southwestern Bell
          Telecommunications as secured party and Hanover/Smith, Inc. as debtor filed against a telecommunications system.